Exhibit 10.6

Amendment #2 to Technology License Agreement

BUSINESS CONFIDENTIAL – PROTECTED B

THIS IS AN AMENDING AGREEMENT (the “Agreement”)

BETWEEN: NATIONAL RESEARCH COUNCIL OF CANADA	(called “NRC”)

a Departmental Corporation”

forming part of the Government of Canada, which corporation was created by

Act of Parliament, R.S.C. 1985, c. N-15

whose head office address is: 1200 Montreal Road, Ottawa, Ontario K1A 0R6 Canada

Human Health Therapeutics (HHT) Research Centre located at:
6100 Royalmount Avenue, Montreal, Quebec H4P 2R2 Canada

Scientific contacts: Yves Durocher – Email: yves.durocher@cnrc-nrc.gc.ca

Freya Vercauteren – Email: freya.vercauteren@cnrc-nrc.gc.ca

Business contact: Alexandre Serrano – Email: alexandre.serrano@cnrc-nrc.gc.ca

AND:	ORAGENICS, INC.	(called the “Licensee”)

a corporation under the laws of the state of Florida, the United States of America whose address is: 4902 Eisenhower Boulevard – Suite 125- Tampa, Florida, 33634, U.S.A.

Contact: Michael Sullivan – Email: msullivan@oragenics.com

(hereinafter collectively referred to as “the Parties” and individually as a “Party”)

WHEREAS the Parties entered into a Technology License Agreement signed by NRC on July 26, 2021 with NRC reference number A-0039781 and amendment #1 signed by the NRC on September 2nd, 2021 with NRC reference number A-0041119 (together called the “Original Agreement”).

WHEREAS as part of their continuous co-operation to enhance and provide effective vaccines to fight infectious diseases, the Parties agree to extend the scope of the field of use of the Original Agreement.

IN CONSIDERATION of the mutual covenants hereunder, the Parties agree as follows:

1.	The Original Agreement shall be read with the amended terms stated below. With respect to all other terms, the Parties confirm the Original Agreement.

2.	The Parties agree that the following statement shall be added to the end of Section 5.2 of the Original Agreement:

For clarity, the Licensee shall provide the NRC every six (6) months from the first submission of an IND to any regulatory authority, with a detailed a report pertaining to the latest updates and outcomes arising out of Regulatory Approval. The NRC shall treat these reports as the Licensee’s confidential information as per stated in Section 6.2 of the Original Agreement.

3.	The Parties agree that Section 2.2 of the Original Agreement is hereby removed in its entirety and replaced by the following:

2.2 Field of Use: The Licensee shall not deal in any manner with the NRC Technology except as authorized under this Agreement for applications within the Territory and within the authorized field of use, which is: protein subunit vaccines against diseases caused by coronaviruses and any genetic variants thereof for sales worldwide.

4.	The Parties agree that Annex B of the Original Agreement is hereby removed in its entirety and replaced by the Annex B in this Agreement.

5.	This Agreement may be executed in one or more counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one valid and binding Agreement. A portable document format (PDF) copy of an executed counterpart signature page will be as valid as an originally executed counterpart for purposes of signing this Agreement.

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Amendment #2 to Technology License Agreement

BUSINESS CONFIDENTIAL – PROTECTED B

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Amendment #2 to Technology License Agreement

BUSINESS CONFIDENTIAL – PROTECTED B

ANNEX B – List of Contractors

List of Contractors

1.	KBI Biopharma; 1450 Infinite Drive, Louisville, CO USA 80027
2.	Experimur; 4045 South Morgan Street, Chicago, IL USA 60609-2514
3.	Biodextris; 525 Boulevard Cartier O, Laval, QC, Canada H7V 3S8
4.	Avid Bioservices; 2642 Michelle Drive Suite 200, Tustin, CA USA 92780
5.	PPD; 929 North Front Street, Wilmington, NC USA 28401-3331
6.	Walter Reed Army Institute of Research (WRAIR); 503 Robert Grant Ave, Silver Spring, MD USA 20910
7.	Berkshire Sterile Manufacturing; 480 Pleasant Street, Suite B201 Lee, MA USA 01238
8.	Bioreliance; 14920 Broschart Road, Rockville, MD USA 20850-3349
9.	Charles River Laboratories; 251 Ballardvale Street Wilmington, MA USA 01887
10.	KryoCal LLC (as Kryosphere); 14001 Weston Parkway Suite 106, Cary, NC USA 27513
11.	Resilience Biotechnologies Inc., 2585 Meadowpine Blvd, Mississauga, ON L5N 8H9, Canada
12.	Goodwin Biotechnologies Inc. 1850 NW 69th Ave, Plantation, FL 33313, United States
13.	Bionova Scientific Inc. 3100 W Warren Ave, Fremont, CA 94538, United States

List of Service Providers

1.	Biodextris; 525 Boulevard Cartier O, Laval, QC, Canada H7V 3S8

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